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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-34569, No. 33-60997, No. 33-53321 and No.
33-53323) and on Form S-3 (No. 333-86394) of Collins & Aikman Corporation of our report dated February 18, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


Detroit, Michigan
March 24, 2003